UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2022

TRINITY CAPITAL INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-39958	35-2670395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 N. 1st Street 3rd Floor Phoenix, Arizona	85004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 374-5350

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TRIN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 17, 2022, Trinity Capital Inc. (the “Company”) issued a press release (the “Press Release”) announcing that on March 15, 2022, its Board of Directors appointed two of the Company’s executive officers to promoted positions.

Effective March 15, 2022, Gerald “Gerry” Harder, age 60, will assume the role of Chief Operating Officer. Mr. Harder joined Trinity Capital Investments in 2016 and has served as the Company’s Chief Credit Officer since 2019. In this new role for the Company, Mr. Harder will supervise and guide the Company’s operations team and steward strategy.

Also effective March 15, 2022, Ron Kundich, age 51, the Company’s Senior Managing Director, will assume the role of Chief Credit Officer, succeeding Mr. Harder in his role. Mr. Kundich joined Trinity Capital Investments in 2017 and has served as the Company’s Senior Vice President – Loan Originations since 2019. In his new role, Mr. Kundich will oversee all of the Company’s lending, underwriting and credit processes.

The Press Release announcing these personnel changes is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

There are no arrangements or understandings by or between Messrs. Harder and Kundich and any other persons pursuant to which Messrs. Harder and Kundich were selected as officers of the Company. There are also no family relationships between Messrs. Harder and Kundich and any director or executive officer of the Company. Neither Mr. Harder nor Mr. Kundich has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01. Other Events

On March 17, 2022, the Company announced its Board of Directors has declared a quarterly dividend of $0.40 per share. Additionally, the Company announced its Board of Directors has declared a supplemental dividend of $0.15 per share. Each dividend payable in April 2022 will be paid to stockholders on the date and in such amounts as set forth below. A copy of the press release announcing the above dividends is attached as Exhibit 99.1 hereto.

Dividends Payable in April 2022

Dividend Type	Declaration Date	Record Date	Payment Date	Dividend Amount Per Share
Regular Dividend	March 15, 2022	March 31, 2022	April 15, 2022	$0.40
Supplemental Dividend	March 15, 2022	March 31, 2022	April 15, 2022	$0.15

Finally, on March 17, 2022, the Company will hold an “Investor Day” event. A copy of the presentation to be displayed at the Investor Day event is attached as Exhibit 99.3 hereto.

Forward-Looking Statements

The statements included herein may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties, including the impact of the COVID-19 pandemic on the economy, financial markets, the Company’s business, its portfolio companies and its industry. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). The Company undertakes no duty to update any forward-looking statement included herein. All forward-looking statements speak only as of the date hereof. More information on risks and other potential factors that could affect the Company's financial results, including important factors that could cause actual results to differ materially from plans, estimates or expectations included herein, is included in the Company's filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed annual report on Form 10-K and quarterly report on Form 10-Q, and subsequent SEC filings.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

99.1	Press Release, dated March 17, 2022.
99.2	Press Release, dated March 17, 2022.
99.3	Investor Day Presentation, dated March 17, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Capital Inc.

March 17, 2022	By:	/s/ Steven L. Brown
		Name:	Steven L. Brown
		Title:	Chief Executive Officer